UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 20, 2020

Date of Report (Date of earliest event reported)

ABRAXAS PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-16071	74-2584033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

18803 Meisner Drive

San Antonio, Texas 78258

(210) 490-4788

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	AXAS	The NASDAQ Stock Market, LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

On July 20, 2020, the Audit Committee and Board of Directors of Abraxas Petroleum Corporation, a Nevada corporation (the “Company”), approved the engagement of and engaged the accounting firm of Akin, Doherty, Klein & Feuge, PC (“ADKF”) as the Company’s principal auditing accountants, and approved the dismissal of BDO USA, LLP (“BDO”). BDO was notified of its dismissal on July 21, 2020.

The reports of BDO on the Company’s financial statements for the two fiscal years ended December 31, 2018 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2018 and 2019, and the subsequent interim periods through BDO’s dismissal, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of BDO, would have caused the firm to make reference to the matter in their report and no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except that as reported in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and as reported in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, the Company reported a material weakness in its internal control over financial reporting.

The Company provided BDO with a copy of this Current Report on Form 8-K and requested BDO to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of BDO’s letter, dated July 22, 2020, is attached as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

16.1	Letter from BDO USA, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAXAS PETROLEUM CORPORATION

By: /s/ Steven P. Harris

Steven P. Harris

Vice President, Chief Financial Officer

Dated: July 22, 2020

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from BDO USA, LP to Securities and Exchange Commission regarding agreement with the statements made by registrant under Item 4 of this Form 8-K.